EXHIBIT A

FORMS OF OFFERED CERTIFICATES

EXHIBIT A-1

FORM OF CLASS A    CERTIFICATES

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

Cut-Off Date

:

First Distribution Date

:

Final Scheduled Distribution

Date:

:

Initial Certificate Principal

Balance of this Certificate

(“Denomination”)

:

Initial Class Principal

Balance

:

Certificate Rate

:

CUSIP

:

Class

:

A_-_

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates, Series 2004-_

Class A_-_

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of a pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Class Principal Balance) in certain monthly distributions with respect to the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among Delta Funding Corporation, as seller (the “Seller”), Renaissance Mortgage Acceptance Corp., as depositor (the “Depositor”), Ocwen Federal Bank FSB, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

*     *     *

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  ______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator

By _______________________________________

This is one of the Class A_ -_ Certificates

referenced in the within-mentioned Agreement

By _________________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Certificate Registrar

[Reverse of Certificate]

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates,

Series 2004-_

This Certificate is one of a duly authorized issue of Certificates designated as Renaissance Home Equity Loan Trust 2004-_, Home Equity Loan Asset-Backed Certificates, Series 2004-_ (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as paying agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder delivered to the Certificate Registrar at least five Business Days prior to the related Distribution Date, by wire transfer or otherwise, as set forth in the Agreement.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of the requisite percentage of the Voting Rights of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Certificate Registrar, the Trustee and any agent of the Depositor, the Securities Administrator, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the Due Period at the end of which the Pool Balance is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earlier of (i) the day following the Distribution Date on which the aggregate Class Principal Balance has been reduced to zero and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:  ______________ _________________________________________________.

Dated: _____________

________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of ______________, account number ___________, or, if mailed by check, to _____________________.  Applicable statements should be mailed to ___________________.

This information is provided by ____________________, the assignee named above, or ________________, as its agent.

EXHIBIT A-2

FORM OF SUBORDINATE [CLASS M_-_] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(d) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-Off Date

:

First Distribution Date

:

Final Scheduled Distribution

Date

:

Initial Certificate Principal

Balance of this Certificate

(“Denomination”)

:

Initial Class Principal

Balance

:

Certificate Rate

:

CUSIP

:

Class

:

M-_

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates, Series 2004-_

Class M_-_

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of a pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Class Principal Balance) in certain monthly distributions with respect to the Trust. The Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”) among Delta Funding Corporation, as seller(the “Seller”), Renaissance Mortgage Acceptance Corp., as depositor (the “Depositor”), Ocwen Federal Bank FSB, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

If the rating of this Certificate is below investment grade, this Certificate may not be transferred unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust.  Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of a Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

*     *     *

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  _______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator

By _______________________________________

This is one of the Class M _-_  Certificates

referenced in the within-mentioned Agreement

By _________________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Certificate Registrar

[Reverse of Certificate]

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates,

Series 2004-_

This Certificate is one of a duly authorized issue of Certificates designated as Renaissance Home Equity Loan Trust 2004-_, Home Equity Loan Asset-Backed Certificates, Series 2004-_ (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as paying agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day then the first Business Day following such Distribution Date (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the written request of a Certificateholder delivered to the Certificate Registrar at least five Business Days prior to the related Distribution Date, by wire transfer or otherwise, as set forth in the Agreement.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Certificate Registrar with the consent of the Holders of the requisite percentage of the Voting Rights of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar at the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Certificate Registrar, the Trustee and any agent of the Depositor, the Securities Administrator, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the Due Period at the end of which the Pool Balance is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earlier of (i) the day following the Distribution Date on which the aggregate Class Principal Balance has been reduced to zero and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:  ______________ _________________________________________________.

Dated: _____________

________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of ______________, account number ___________, or, if mailed by check, to _____________________.  Applicable statements should be mailed to ___________________.

This information is provided by ____________________, the assignee named above, or ________________, as its agent

EXHIBIT B-1

FORM OF CLASS BIO CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS BIO CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AS DEFINED IN THE AGREEMENT, A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(d) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Percentage Interest evidenced

by this Certificate

:

Class

:

BIO

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates, Series 2004-_

Class BIO

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of a pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in the Trust.  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of ___________, 2004 (the “Agreement”) among the Delta Funding Corporation, as seller (the “Seller”), Renaissance Mortgage Acceptance Corp., as depositor (the “Depositor”), Ocwen Federal Bank FSB, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No distributions are expected to be made on this Certificate.  This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement.  In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Certificate Registrar at the Corporate Trust Office.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant to the Agreement, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be obtained at the expense of the Certificate Registrar or the Seller.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting as defined in the Agreement, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust.  Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of a Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

*         *        *

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

_______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator

By _______________________________________

This is one of the Class BIO Certificates

referenced in the within-mentioned Agreement

By _________________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Certificate Registrar

[Reverse of Class BIO Certificate]

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates,

Series 2004-_

This Certificate is one of a duly authorized issue of Certificates designated as Renaissance Home Equity Loan Trust 2004-_, Home Equity Loan Asset-Backed Certificates, Series 2004-_ (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as paying agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing in _________, 200_, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Certificate Registrar in writing at least five Business Days prior to the related Distribution Date, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee with the consent of the Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, Certificate Registrar, the Trustee and any agent of the Depositor, the Securities Administrator, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, Securities Administrator, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the Due Period at the end of which the Pool Balance is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earlier of (i) the day following the Distribution Date on which the aggregate Class Principal Balance of the Certificates has been reduced to zero and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________ _________________________ .

Dated: _____________

______________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of ______________, account number ___________, or, if mailed by check, to _____________________.  Applicable statements should be mailed to ___________________.

This information is provided by ____________________, the assignee named above, or ________________, as its agent.

EXHIBIT B-2

FORM OF CLASS R CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[THIS CERTIFICATE REPRESENTS THE “TAX MATTERS PERSON RESIDUAL INTEREST” ISSUED UNDER THE AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF CERTAIN DUTIES SPECIFIED IN THE AGREEMENT.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R-_ CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AS DEFINED IN THE AGREEMENT, A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(d) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Percentage Interest

evidenced by this

Certificate

:

[99.999999%] [0.000001%]

Class

:

R-_

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates, Series 2004-_

Class R-_

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of a pool of closed-end fixed rate and adjustable rate home equity loans (the “Mortgage Loans”)

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [DFC Acceptance Corporation] [Delta Funding Corporation] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in the Trust.  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of _______, 2004 (the “Agreement”) among the Delta Funding Corporation, as seller (the “Seller”), Renaissance Mortgage Acceptance Corp., as depositor (the “Depositor”), Ocwen Federal Bank FSB, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No distributions are expected to be made on this Certificate.  This Certificate does not have a principal balance or pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement.  In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Certificate Registrar in New York, New York.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant to the Agreement, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be obtained at the expense of the Certificate Registrar or the Seller.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting as defined in the Agreement, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust.  Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of a Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the representations or Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

*      *      *

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

_______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator

By _______________________________________

This is one of the Class R-_ Certificates

referenced in the within-mentioned Agreement

By _________________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Certificate Registrar

[Reverse of Class R Certificate]

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_

Home Equity Loan Asset-Backed Certificates,

Series 2004-_

This Certificate is one of a duly authorized issue of Certificates designated as Renaissance Home Equity Loan Trust 2004-_, Home Equity Loan Asset-Backed Certificates, Series 2004-_ (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as the paying agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing in _______, 200_, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Certificate Registrar in writing at least five Business Days prior to the related Distribution Date, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Depositor, the Master Servicer, the Trust Administrator or the Trustee with the consent of the Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Certificate Registrar, the Trustee and any agent of the Depositor, the Securities Administrator, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the Due Period at the end of which the Pool Balance is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earlier of (i) the day following the Distribution Date on which the aggregate Class Principal Balance of the Offered Certificates has been reduced to zero and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________ _________________________ .

Dated: _____________

______________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of ______________, account number ___________, or, if mailed by check, to _____________________.  Applicable statements should be mailed to ___________________.

This information is provided by ____________________, the assignee named above, or ________________, as its agent.

EXHIBIT B-3

FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS P CERTIFICATE DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AS DEFINED IN THE AGREEMENT, A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(d) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Percentage Interest

evidenced by this

Certificate

:

Class

:

P

RENAISSANCE HOME EQUITY LOAN TRUST 2004-__
HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-__
CLASS P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust consisting primarily of a pool of closed-end fixed rate and variable rate home equity loans (the “Mortgage Loans”)

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Seller, the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________________] is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in the Trust.  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of _______ _, 2004 (the “Agreement”) among the Delta Funding Corporation, as seller (“Seller”), Renaissance Mortgage Acceptance Corp, as depositor (“Depositor”), Ocwen Federal Bank FSB, as servicer (“Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No distributions are expected to be made on this Certificate.  This Certificate does not have a pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement.  In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office in New York, New York.

No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant to the Agreement, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be obtained at the expense of the Certificate Registrar or the Seller.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of a Certificate of this Class shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting as defined in the Agreement, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust.  Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of a Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the representations or Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

*         *        *

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  _____ __, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator

By _______________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By _________________________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Certificate Registrar

[REVERSE OF CLASS P CERTIFICATE]

RENAISSANCE HOME EQUITY LOAN TRUST 2004-_,
HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
SERIES 2004-_

This Certificate is one of a duly authorized issue of Certificates designated as Renaissance Home Equity Loan Trust 2004-___, Home Equity Loan Asset-Backed Certificates, Series 2004-__ (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, then the first Business Day following such Distribution Date (the “Distribution Date”), commencing in ______, 200_, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Certificate Registrar in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Securities Administrator, the Certificate Registrar, the Trustee and any agent of the Depositor, the Securities Administrator, the Certificate Registrar, or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

On any Distribution Date following the Due Period at the end of which the Pool Balance is less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Servicer will have the option to repurchase, in whole, from the Trust the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the earlier of (i) the day following the Distribution Date on which the aggregate Class Principal Balance of the Certificates has been reduced to zero and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________ _________________________ .

Dated: _____________

______________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of ______________, account number ___________, or, if mailed by check, to _____________________.  Applicable statements should be mailed to ___________________.

This information is provided by ____________________, the assignee named above, or ________________, as its agent.

EXHIBIT C

MORTGAGE LOAN SCHEDULE

[DELIVERED TO TRUSTEE AT CLOSING]

EXHIBIT D

[RESERVED]

EXHIBIT E

FORM OF MORTGAGE NOTE

[NOT INCLUDED HEREIN]

EXHIBIT F

FORM OF MORTGAGE

[NOT INCLUDED HEREIN]

EXHIBIT G

AFFIDAVIT OF TRANSFER OF RESIDUAL CERTIFICATES

PURSUANT TO SECTION 6.02(d)

RENAISSANCE HOME EQUITY LOAN TRUST 2004-4

Home Equity Loan Asset-Backed Certificates,

Series 2004-4

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of                     , the proposed Transferee of an Ownership Interest in a Residual Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”), relating to the above-referenced Series, by and among Delta Funding Corporation, as seller (the “Seller”), Renaissance Mortgage Acceptance Corp., as depositor (the “Depositor”), Ocwen Federal Bank FSB, as servicer (the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on Subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(d) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Certificate Registrar a certificate substantially in the form set forth as Exhibit M to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is _________________.

9.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

The Transferee is either (i) not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code (a “Plan”), nor is acting on behalf of such a plan, or (ii) is a Plan which has provided the Certificate Registrar with the Opinion of Counsel or representation referred to in Section 6.02(d) of the Agreement.

*           *           *

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of ________________, 20  .

[NAME OF TRANSFEREE]

By:________________________________

Name:

Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named___________, known or proved to me to be the same person who executed the foregoing instrument and to be the _____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ____ day of_______, 20__.

NOTARY PUBLIC

My Commission expires the ____ day of ___________________, 20  .

EXHIBIT 1 to EXHIBIT G

Certain Definitions

“Ownership Interest”:  As to any Certificate or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Permitted Transferee”:  Any Person other than (i) the United States or any State or any political subdivision thereof or any agency or instrumentality of any of the foregoing; (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing; (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code section 521) on any excess inclusions (as defined in Section 860E(c)(1)) with respect to any Residual Certificate; (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C); (v) a Person that is not (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (c) an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or (d) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust; or (vi) any other Person so designated by the Certificate Registrar based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust to fail to qualify as a REMIC at any time the Certificates are outstanding.  The terms “United States”, “State” and “international organization” shall have the meanings set forth in Code section 7701 or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

“Person”:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust unincorporated organization or government or any agency or political subdivision thereof.

“Transfer”:  Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

“Transferee”:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

EXHIBIT 2 to EXHIBIT G

Section 6.02(d) of the Agreement

(d)

Except with respect to the initial transfer of the Class BIO Certificates and the Class P Certificates to the NIMs Trust, and of the Residual Certificates to the Seller, respectively, no transfer, sale, pledge or other disposition of any Class BIO Certificates, Class P Certificates or any Residual Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and applicable state securities laws.  In the event of any such transfer, other than the transfer of the Tax Matters Person Residual Interest to the Trustee in reliance upon Rule 144A under the 1933 Act, the Trustee, the Securities Administrator, the Depositor and the Seller shall require either (i) a written Opinion of Counsel (which may be in house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar, the Trustee, the Securities Administrator, the Depositor and the Seller that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor from the 1933 Act, or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Seller or (ii) the Certificate Registrar shall require the transferor to execute a transferor certificate (in substantially the form attached hereto as Exhibit M) and the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit N-1 or N-2) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar, the Seller, Depositor, the Securities Administrator and the Trustee certifying to the Certificate Registrar, the Seller, Depositor, the Securities Administrator and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Certificate Registrar, the Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Seller.  The Holder of a Class P Certificate, Class BIO Certificate or a Residual Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Certificate Registrar, the Trustee, the Depositor, the Securities Administrator and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar (such requirement is satisfied only by the Certificate Registrar’s receipt of a representation letter from the transferee substantially in the form of Exhibit N-1 or Exhibit N-2, as appropriate), to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or to Section 4975 of the Code, or a Person acting for, on behalf or with the assets of, any such plan or arrangement (“Benefit Plan Investor”), which representation letter shall not be an expense of the Certificate Registrar or the Trust or (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Certificate Registrar to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Certificate Registrar or the Trust.  Notwithstanding anything else to the contrary herein, the representations required by clauses (i) or (ii) above with respect to any ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have been made by the Certificate Owner by virtue of such acquisition; and any purported transfer of an ERISA-Restricted Certificate to or on behalf of a Benefit Plan Investor pursuant to clause (iii) above without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Seller or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee and the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

(A)

an affidavit in the form of Exhibit G from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

(B)

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the Securities Administrator received the documents specified in clause (iii).  The Trustee and the Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Trustee or the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee and the Securities Administrator shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Seller to arrange for the sale of such Residual Certificate.  The proceeds of such sale, net of commissions (which may include commissions payable to the Seller or its Affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Securities Administrator to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Securities Administrator may withhold a corresponding amount from such remittance as security for such claim.  The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Securities Administrator, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Seller will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section 6.02(d) shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Securities Administrator, in form and substance satisfactory to the Securities Administrator, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC to fail to qualify as a REMIC.

Each Tax Matters Person Residual Interest shall at all times be registered in the name of the Tax Matters Person.

EXHIBIT H

LETTER OF REPRESENTATIONS

[NOT INCLUDED HEREIN]

EXHIBIT I

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

Wells Fargo Bank, N.A.
260 North Charles Lindbergh Drive
Salt Lake City, Utah 84116
MAC U1240-01A
Attn: Inventory Control

Re:

Custodial Agreement dated as of December 1, 2004 among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp., as Depositor, Ocwen Federal Bank FSB, as Servicer, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, N.A., as Custodian for Renaissance Home Equity Loan Trust 2004-4, Home Equity Loan Asset-Backed Certificates, Series 2004-4.

In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____

1.

Mortgage Paid in Full

_____

2.

Foreclosure

_____

3.

Substitution

_____

4.

Other Liquidation

_____

5.

Nonliquidation Reason:______________________

By:__________________________

(authorized signer)

[Servicer] [Master Servicer]:
______________________

Address:_______________________

Date: ______________________

Custodian

Wells Fargo Bank, N.A.

Please acknowledge the execution of the above request by your signature and date below:

__________________________

______________________

Signature

Date

Documents returned to Custodian:

__________________________

_____________________

Custodian

Date

EXHIBIT J

[RESERVED]

EXHIBIT K

FORM OF CUSTODIAL AGREEMENT

CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the “Custodial Agreement”), dated as of December 1, 2004, by and among HSBC Bank USA, National Association, not individually, but as trustee (the “Trustee”), Wells Fargo Bank, N.A., as custodian (together with any successor in interest or any successor appointed hereunder, the “Custodian”), Delta Funding Corporation (“Delta”), Renaissance Mortgage Acceptance Corp. (“RMAC”) and Ocwen Federal Bank FSB, as Servicer (“Ocwen”).

W I T N E S S E T H   T H A T

WHEREAS, Delta, in its capacity as seller (the “Seller), RMAC, in its capacity as depositor (the “Depositor”), Ocwen, as servicer (the “Servicer”), the Custodian, as master servicer (the “Master Servicer”) and securities administrator and the Trustee, have entered into a Pooling and Servicing Agreement dated as of December 1, 2004, relating to the issuance of RMAC’s Home Equity Loan Asset-Backed Certificates, Series 2004-4 (as amended and supplemented from time to time, the “Agreement”); and

WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by Delta under the Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee and the Custodian hereby agree as follows:

Definitions

Capitalized terms used in this Custodial Agreement and not defined herein shall have the meanings assigned in the Agreement, unless otherwise required by the context herein.

Custody of Mortgage Documents

Custodian to Act as Agent; Acceptance of Mortgage Files.

The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges that it will hold the Mortgage Notes, the Related Documents, the assignments and other documents required to be delivered by Delta to the Custodian pursuant to Section 2.01(a) of the Agreement and relating to the Mortgage Loans identified on Schedule I hereto and declares that it will hold such Mortgage Notes, Related Documents, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the “Mortgage Files”) as agent for the Trustee, in trust, for the benefit of all present and future Certificateholders.  The Custodian agrees to execute the initial certification and the final certification described in Section 2.02 and set forth on Exhibits O and P of the Agreement.

Recordation of Assignments.

If any Mortgage File includes one or more assignments to the Trustee of Related Documents that have not been recorded, within 30 days of the Closing Date, Delta, at no expense to the Custodian, shall cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian; provided, however, that either RMAC or Delta shall not be required to cause to be recorded such assignments if the related Mortgage Property is located in a jurisdiction in which the recording thereof is not necessary to protect the interests of the Trustee or the Certificateholders in the related Mortgage, as set forth in Section 2.01(c) of the Agreement.  The Custodian also agrees to perform its other obligations under the Agreement, including, but not limited to, its obligations under Sections 2.01, 2.02, 2.05 and 3.07 thereof.

Review of Mortgage Files.

The Custodian agrees, for the benefit of the Seller, the Depositor and the Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Agreement, each Mortgage File.  If in performing the reviews required by this Section 2.3, the Custodian finds any document or documents constituting a part of a Mortgage File to be unexecuted or missing or, based on the criteria set forth in Section 2.02 of the Agreement, to be unrelated to the applicable Mortgage Loan, the Custodian shall promptly so notify Delta, RMAC and the Trustee.

In connection with such review, the Custodian makes no representations as to, and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in any Mortgage File or (B) the collectability, insurability, effectiveness, or suitability of any Mortgage Loan.

Notification of Breaches of Representations and Warranties.

Upon discovery by the Custodian of a breach of any representation or warranty made by Delta as set forth in Section 2.03 of the Agreement, the Custodian shall give prompt written notice to Delta, RMAC and the Trustee.

Custodian to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall promptly notify the Custodian by delivering to the Custodian two copies of a Request for Release (Exhibit I to the Agreement), one of which will be returned to the Servicer with the Mortgage File, executed by a Servicing Officer or in a mutually agreeable electronic format that originates from a Servicing Officer and shall request delivery to it of the Mortgage File.  The Custodian agrees, upon receipt of such certification and request, promptly to release the related Mortgage File to the Servicer.

From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Servicer shall deliver to the Custodian two copies of a Request for Release requesting that possession of all of the Mortgage File be released to the Master Servicer or the Servicer and certifying as to the reason for such release.  With such Request for Release, the Master Servicer or the Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer of the Master Servicer or the Servicer on behalf of the Master Servicer or the Servicer (or in a mutually agreeable electronic format that originates from a Servicing Officer), and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer or the Servicer and the Master Servicer or the Servicer shall hold the Mortgage File or such document in trust for the benefit of the Seller and the Certificateholders.  The Master Servicer or the Servicer shall cause each Mortgage File to be returned to the Custodian when the need therefor by the Master Servicer or the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account to the extent required by the Agreement or (ii) the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer or the Servicer has delivered to the Custodian a certificate of a Servicing Officer of the Master Servicer or the Servicer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer or the Servicer upon deposit of the related Liquidation Proceeds in the Distribution Account to the extent required by the Agreement.

Assumption Agreements.

In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Custodial Agreement in accordance with the terms and provisions of the Agreement, the Master Servicer or the Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which document shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

Concerning the Custodian

Custodian a Bailee and Agent of the Trustee.

With respect to each Mortgage Note, Related Document and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of the Trust and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Except upon compliance with the provisions of Section 2.5 of this Custodial Agreement, no Mortgage Note, Related Document or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the  Master Servicer, the Interim Servicer or the Servicer or otherwise released from the possession of the Custodian.

Indemnification.

Both Delta and RMAC hereby agree to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Custodial Agreement, including indemnification of the Custodian against any and all expenses, including attorney’s fees if counsel for the Custodian has been approved by the Seller and the Depositor, which approval shall not be unreasonably withheld, and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Custodial Agreement shall not apply.  The indemnification provided by this Section 3.2 shall survive the termination or assignment of this Custodial Agreement or the resignation or removal of the Custodian hereunder.

Custodian May Own Certificates.

The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Custodian’s Fees and Expenses.

Delta will pay the initial fees of the Custodian.  Other fees payable to the Custodian hereunder for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, as set forth in a separate letter agreement shall be paid from the Master Servicer Fee.  Delta will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Custodial Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Custodian May Resign; Trustee May Remove Custodian.

The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans upon giving 60 days written notice to the Trustee.  Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to Delta, RMAC and the Custodian or promptly appoint a successor Custodian which is able to satisfy the requirements of Section 3.7 (i) of this Custodial Agreement by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian.  If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.  All fees and expenses of any successor Custodian shall be the responsibility of Delta.

The Trustee may remove the Custodian at any time for cause, or otherwise the Trustee may remove the Custodian at any time upon giving 60 days written notice.  In such event, the Trustee shall take custody of the Mortgage Files itself, or shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder.  Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 (i) of this Custodial Agreement.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective only upon acceptance of appointment by the successor Custodian and subject to the prior approval of Delta and RMAC.  The Trustee shall give prompt notice to Delta, RMAC, Ocwen, the Master Servicer and the Custodian of the appointment of any successor Custodian.

Merger or Consolidation of Custodian.

Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Representations of the Custodian.

The Custodian hereby represents and warrants as follows:

It is a national banking association subject to supervision or examination by a federal authority, has a combined capital and surplus of at least $50,000,000 and is qualified to do business in the jurisdiction in which it will hold any Mortgage File;

It has full power, authority and legal right to execute and deliver this Custodial Agreement and to perform its obligations hereunder and has taken all necessary action to authorize the execution, delivery and performance by it of this Custodial Agreement;

To the best of its knowledge, after reasonable investigation, the execution and delivery by it of this Custodial Agreement and the performance by it of its obligations hereunder will not violate any provision of its Charter or By-Laws or any law or regulation governing it or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to it or any of its assets.  To the best of its knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating its activities.  To the best of its knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which it is a party or by which it or its properties are bound; and

This Custodial Agreement has been duly executed and delivered by it.  This Custodial Agreement, when executed and delivered by the other parties hereto, will constitute its valid, legal and binding obligation, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

Limitations on the Responsibilities of the Custodian.

Neither the Custodian nor any of its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees shall be liable for any action or omission to act hereunder except for its own or such person’s gross negligence or willful misconduct.  Notwithstanding the foregoing sentence, in no event shall the Custodian or its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.  The provisions of this Section 3.8 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage File.

The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control.  Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts or war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns.  In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting.  In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

The Trustee and Delta agree that the Custodian may delegate any of its duties under this Agreement to any of its agents, attorneys-in-fact, or Affiliates.  Any such agent, attorney-in-fact, or Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Custodian is entitled under this Agreement.

The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Seller, Depositor, the Master Servicer, the Servicer or any third person.

Miscellaneous Provisions

Notices.

All notices, requests, consents and demands and other communications required under this Custodial Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified below (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received:

The Trustee:	HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Attention: Corporate Trust/Renaissance HEL Trust 2004-4
Telecopy: (212) 525-1300
Confirmation: (212) 526-1501

The Custodian:	Wells Fargo Bank, N.A.
2030 Main Street, Suite 100
Irvine, California 92614
Attention: Mortgage Document Custody
Telecopy: (949) 955-0140
Confirmation: (949) 251-4390

Delta:	Delta Funding Corporation
1000 Woodbury Road, Suite 200
Woodbury, New York 11797
Attention: Executive Department
Telecopy: (516) 364-9450
Confirmation: (516) 364-8500
RMAC:	Renaissance Mortgage Acceptance Corp.
1000 Woodbury Road, Suite 200
Woodbury, New York 11797
Attention: Executive Department
Telecopy: (516) 364-9450
Confirmation: (516) 364-8500

Ocwen:	Ocwen Federal Bank FSB
1665 Palm Beach Lakes Blvd., Suite 200
West Palm Beach, Florida 33401
Attention: Secretary
Telecopy: (561) 682-8177
Confirmation: (561) 682-8000

The Master Servicer:	Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
or in the case of overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services—Renaissance 2004-4
Telecopy: (410) 715-2380
Confirmation: (410) 884-2000

Amendments.

No modification or amendment of or supplement to this Custodial Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and the Trustee shall not enter into any amendment hereof except as permitted by the Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Agreement and furnish the Custodian with written copies thereof.  Delta, RMAC, Ocwen, the Master Servicer and the Trustee agree to obtain the Custodian’s written consent prior to entering into any amendment or modification of the Agreement which affects any right, benefit, duty, or obligation of the Custodian thereunder.

Governing Law.

This Custodial Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to its conflicts of laws provisions)

Recordation of Agreement.

To the extent permitted by applicable law, this Custodial Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties subject to the Mortgage Loans are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Delta and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Custodial Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Custodial Agreement and shall in no way affect the validity or enforceability of the other provisions of this Custodial Agreement or of the Certificates or the rights of the Holders thereof.

Waiver of Trial By Jury.

Each party hereto waives the right to trial by jury in any action, suit, proceeding, or counterclaim of any kind arising out of or related to this Custodial Agreement.  In the event of litigation, this Custodial Agreement may be filed as a written consent to a trial by the court.

Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Reliance of Custodian.

In the absence of bad faith, negligence or willful misconduct on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or the document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Related Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodial Agreement.

The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness and Delta and RMAC will hold the Custodian harmless from any claims that may arise or be asserted against the Custodian because of the invalidity of any such documents.  Except as provided herein, no provision of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, if it should have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.  The Custodian may consult with competent counsel with regard to legal questions arising out of or in connection with this Custodial Agreement and the informed advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance herewith.

Transmission of Mortgage Files.

Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of Mortgage Files and Related Documents in the performance of the Custodian’s duties hereunder shall be delivered by the Master Servicer or the Servicer to the Custodian prior to any shipment of any Mortgage Files and Related Documents hereunder.  The Master Servicer or the Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Mortgage Files and Related Documents as the Master Servicer or the Servicer deems appropriate.  Without limiting the generality of the provisions of Section 3.2 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation the Master Servicer or the Servicer, arising out of actions of the Custodian consistent with instructions of the Master Servicer or the Servicer, as the case may be.  If the Custodian does not receive written direction, the Custodian is hereby authorized to utilize a nationally recognized courier service, and shall incur no liability for acting in accordance with this sentence.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION as Trustee By: _____________________________ Name: Title:
WELLS FARGO BANK, N.A., as Custodian By: _____________________________ Name: Title:
DELTA FUNDING CORPORATION, as Seller By: _____________________________ Name: Title:
RENAISSANCE MORTGAGE ACCEPTANCE CORP., as Depositor By: _____________________________ Name: Title:
OCWEN FEDERAL BANK FSB, as Servicer By: _____________________________ Name: Title:
Acknowledged: WELLS FARGO BANK, N.A., as Master Servicer By: _____________________________ Name: Title:

Schedule I

DELIVERED TO TRUSTEE AT CLOSING
AS PROVIDED IN EXHIBIT C TO THE
POOLING AND SERVICING AGREEMENT

EXHIBIT L

DELINQUENCY AND LOSS INFORMATION

[NOT INCLUDED HEREIN]

EXHIBIT M

FORM OF TRANSFEROR CERTIFICATE

[DATE]

Wells Fargo Bank, N.A.,

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attn:

Renaissance Home Equity Loan
Asset-Backed Certificates, Series 2004-4

Re:

Renaissance Funding Home Equity Loan Asset-Backed Certificates,

Series 2004-4, [Class BIO], [Class P] and [Class R- ]

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) with respect to our disposition of the [Class BIO], [Class P] or [Class R- ] Certificates, we have no knowledge that the transferee is not a Permitted Transferee.

Very truly yours,

________________________

By:  _________________________

Authorized Officer

EXHIBIT N-1

FORM OF INVESTMENT LETTER (NON-RULE 144A)

[DATE]

Wells Fargo Bank, N.A.,

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attn:

Renaissance Home Equity Loan
Asset-Backed Certificates, Series 2004-4

Re:

Renaissance Funding Home Equity Loan Asset-Backed Certificates,

Series 2004-4, [Class BIO], [Class P] and [Class R- ]

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”) or (ii) the Certificate has been the subject of an ERISA-Qualifying Underwriting as defined in the Agreement, we are an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)), and the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) we have provided the Certificate Registrar with an Opinion of Counsel referred to in Section 6.02(d) of the Agreement, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement, dated as of December 1, 2004, among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp., as Depositor, Ocwen Federal Bank FSB, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee.

Very truly yours,

[NAME OF TRANSFEREE]

By:________________________

Authorized Officer

EXHIBIT N-2

FORM OF RULE 144A LETTER

[DATE]

Wells Fargo Bank, N.A.,

Wells Fargo Center

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479-0113

Attn:

Renaissance Home Equity Loan
Asset-Backed Certificates, Series 2004-4

Re:

Renaissance Funding Home Equity Loan Asset-Backed Certificates,

Series 2004-4, [Class BIO], [Class P] and [Class R- ]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor a person acting for, on behalf or with the assets, of any such plan or arrangement (“Benefit Plan Investor”) or (ii) the Certificate has been the subject of an ERISA-Qualifying Underwriting as defined in the Agreement, we are an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)), and the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) we have provided the Certificate Registrar with an Opinion of Counsel referred to in Section 6.02(d) of the Agreement, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A)(i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act, and (B)(i) the purchaser or transferee of such Certificates has executed and delivered to you a certificate to substantially the same effect as this certificate, and (ii) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement, dated as of December 1, 2004, among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp., as Depositor, Ocwen Federal Bank FSB, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee.

Very truly yours,

[NAME OF TRANSFEREE]

By:

_____________________

Authorized Officer

ANNEX 1 TO EXHIBIT N-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

(a)  As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

(b)  In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $________ 1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

_________________

1/

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless: Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities, or Buyer is an entity in which all of the equity owners are qualified instutional buyers.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

___

Equity Owners.  Buyer is an entity in which all of the equity owners are qualified institutional buyers.

(c)  The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

(d)  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

(e)  The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

(f)  Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Buyer

By:___________________________

Name:

Title:

Date:

ANNEX 2 TO EXHIBIT N-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

(a)

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

(b)

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

(c)

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

(d)

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

(e)

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

(f)

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Buyer or Adviser

By:___________________________

Name:

Title:

IF AN ADVISER:

______________________________

Print Name of Buyer

Date:

EXHIBIT O

FORM OF

INITIAL CERTIFICATION

[DATE]

Delta Funding Corporation	Ocwen Federal Bank FSB
1000 Woodbury Road	1675 Palm Beach Lakes Blvd.
Woodbury, New York 11797	West Palm Beach, Fla. 33401

Renaissance Mortgage Acceptance Corporation	HSBC Bank USA, National Association
1000 Woodbury Road	452 Fifth Avenue
Woodbury, New York 11797	New York, New York 10018

Re:

Pooling and Servicing Agreement, dated as of December 1, 2004 among Delta

Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp., as

Depositor, Ocwen Federal Bank FSB, as Servicer, Wells Fargo Bank, N.A., as

Master Servicer and Securities Administrator and HSBC Bank USA, National

Association, as Trustee, Home Equity Loan Asset-Backed Certificates, Series

2004-4

Ladies and Gentlemen:

In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Custodian, pursuant to the Custodial Agreement, dated as of December 1, 2004, by and among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, the Seller and the Depositor hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.02 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant paragraphs (i) – (v) and (vii) of Section 2.02 of  the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loans, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule as to the information set forth in clauses (ii) and (iii) of the definition “Mortgage Loan Schedule” set forth in the Pooling and Servicing Agreement accurately reflects the information set forth in the Trustee’s Mortgage File.  The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.  The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,

as Custodian

By:_______________________________

Name:

Title:

EXHIBIT P

FORM OF FINAL CERTIFICATION

[DATE]

Delta Funding Corporation	Ocwen Federal Bank FSB
1000 Woodbury Road	1675 Palm Beach Lakes Blvd.
Woodbury, New York 11797	West Palm Beach, Fla. 33401

Renaissance Mortgage Acceptance Corporation	HSBC Bank USA, National Association
1000 Woodbury Road	452 Fifth Avenue
Woodbury, New York 11797	New York, New York 10018

Re:

Pooling and Servicing Agreement, dated as of December 1, 2004 relating to Renaissance Home Equity Loan Trust 2004-4

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Custodian, pursuant to the Custodial Agreement, dated as of December 1, 2004, by and among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, the Seller and the Depositor, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) the Custodian has reviewed the documents delivered to it pursuant to Sections 2.01 and 2.13 (other than items listed in Section 2.01(a)(vi)) of the Pooling and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in clauses (ii) and (iii) of the Mortgage Loan Schedule respecting such Mortgage Loan is correct.

The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.  The Custodian makes no representations as to:  (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,

as Custodian

By:_____________________________

Name:

Title:

EXHIBIT Q

FORM OF GROUP I INTEREST RATE CAP AGREEMENT

[NOT INCLUDED HEREIN]

EXHIBIT R

PREPAYMENT CHARGE SCHEDULE

[NOT INCLUDED HEREIN]

EXHIBIT S

[RESERVED]

EXHIBIT T

FORM OF CERTIFICATION TO BE PROVIDED TO MASTER SERVICER BY THE SECURITIES ADMINISTRATOR PURSUANT TO SECTION 3.13(d)

Re:

Renaissance Mortgage Acceptance Corp. Home Equity Loan Asset-Backed Certificates Trust, Series 2004-4 (the “Trust”)

I, [identify the certifying individual], a [title] of Wells Fargo Bank, N.A., as Securities Administrator of the Trust, hereby certify to Wells Fargo Bank, N.A. (the “Master Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3.

Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the pooling and servicing agreement for inclusion in these reports is included in these reports;

Date:

___________________

Wells Fargo Bank, N.A.,

as Securities Administrator

By:

Name:

Title:

EXHIBIT U

FORM OF CERTIFICATION TO BE PROVIDED TO MASTER SERVICER BY THE SERVICER PURSUANT TO SECTION 3.13(e)

Re:

Renaissance Mortgage Acceptance Corp. Home Equity Loan Asset-Backed

Certificates Trust, Series 2004-4 (the “Trust”)

I, [identify the certifying individual], a [title] of Ocwen Federal Bank FSB, as Servicer of the Trust, hereby certify to Wells Fargo Bank, N.A. (the “Master Servicer”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2.

Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Pooling and Servicing Agreement has been provided to the Master Servicer;

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon the review required by the Pooling and Servicing Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Servicer has, for the period covered by this certification fulfilled its obligations under the Pooling and Servicing Agreement; and

4.

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement.

Date:

___________________

Ocwen Federal Bank FSB,

as Servicer

By:___________________________

Name:

Title:

EXHIBIT V

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Exhibit: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.  Electronic or online billing printouts will be accepted as proper documentation.  Entries not properly documented will not be reimbursed to the Servicer.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

22.

The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name:________________________________________________________

Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes

 ________________

(5)

(6)

Property Maintenance

 ________________

(6)

(7)

MI/Hazard Insurance Premiums

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

$________________

(12)

Cash for Keys__________________________

 ________________

HOA/Condo Fees_______________________

 ________________

______________________________________

 ________________

______________________________________

 ________________

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance Proceeds

________________

(18)

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

_________________

_________________________________________

_________________

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

EXHIBIT W

STANDARD FILE LAYOUT—SCHEDULED/SCHEDULED

Exhibit 1: Standard File Layout – Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment
LOAN_NBR	Loan Number assigned by investor		Text up to 10 digits
SERVICER LOAN_NBR	Servicer Loan Number		Text up to 10 digits
BORROWER_NAME	Mortgagor name assigned to Note		Max length of 30
SCHED_PMT_AMT	P&I constant	2	No commas(,) or dollar signs ($)
NOTE_INT_RATE	Gross Interest Rate	4	Max length of 6
NET_RATE	Gross Interest Rate less the Service Fee Rate	4	Max length of 6
SERV_FEE_RATE	Service Fee Rate	4	Max length of 6
NEW_PAY_AMT	ARM loan's forecasted P&I constant	2	No commas(,) or dollar signs ($)
NEW_LOAN_RATE	ARM loan's forecasted Gross Interest Rate	4	Max length of 6
ARM_INDEX_RATE	ARM loan's index Rate used	4	Max length of 6
ACTL_BEG_BAL	Beginning Actual Balance	2	No commas(,) or dollar signs ($)
ACTL_END_BAL	Ending Actual Balance	2	No commas(,) or dollar signs ($)
NEXT_DUE_DATE	Borrower's next due date		MM/DD/YYYY
CURT_AMT_1	Curtailment Amount	2	No commas(,) or dollar signs ($)
CURT_DATE_1	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT_1	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_2	Curtailment Amount 2	2	No commas(,) or dollar signs ($)
CURT_DATE_2	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_ AMT2	Curtailment Interest if applicable	2	No commas(,) or dollar signs ($)
CURT_AMT_3	Curtailment Amount 3	2	No commas(,) or dollar signs ($)
CURT_DATE_3	Due date Curtailment was applied to		MM/DD/YYYY
CURT_ADJ_AMT3	Curtailment Interest, if applicable	2	No commas(,) or dollar signs ($)
SCHED_BEG_BAL	Beginning Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_END_BAL	Ending Scheduled Balance	2	No commas(,) or dollar signs ($)
SCHED_PRIN_AMT	Scheduled Principal portion of P&I	2	No commas(,) or dollar signs ($)
SCHED_NET_INT	Scheduled Net Interest (less Service Fee) portion of P&I	2	No commas(,) or dollar signs ($)
LIQ_AMT	Liquidation Principal Amt to bring balance to zero	2	No commas(,) or dollar signs ($)
PIF_DATE	Liquidation Date		MM/DD/YYYY
ACTION_CODE	Either 60 for liquidation or 65 for Repurchase		Max length of 2
PRIN_ADJ_AMT	Principal Adjustments made to loan, if applicable	2	No commas(,) or dollar signs ($)
INT_ADJ_AMT	Interest Adjustment made to loan, if applicable	2	No commas(,) or dollar signs ($)
PREPAYMENT PENALTY AMT	Prepayment penalty amount, if applicable	2	No commas(,) or dollar signs ($)
SOILDER_SAILOR ADJ AMT	Soldier and Sailor Adjustment amount, if applicable	2	No commas(,) or dollar signs ($)
NON ADV LOAN AMT	Non Recoverable Loan Amount, if applicable	2	No commas(,) or dollar signs ($)

EXHIBIT X

STANDARD FILE LAYOUT—DELINQUENCY REPORTING

Exhibit: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy